Exhibit 21

Entity Name	Domestic State	Foreign Qualification
AF Motors, L.L.C.	DE	FL
ANL, L.P.	DE	FL
Arkansas Automotive Services, L.L.C.	DE	AR
Asbury AR Niss L.L.C.	DE	AR
Asbury Arlington MB, LLC	DE	TX
Asbury Atlanta AC L.L.C.	DE	GA
Asbury Atlanta AU L.L.C.	DE	GA
Asbury Atlanta BM L.L.C.	DE	GA
Asbury Atlanta CHEV, LLC	DE	GA
Asbury Atlanta Chevrolet L.L.C.	DE
Asbury Atlanta Ford, LLC	DE	GA
Asbury Atlanta Hon L.L.C.	DE	GA
Asbury Atlanta Hund L.L.C.	DE	GA
Asbury Atlanta Inf L.L.C.	DE	GA
Asbury Atlanta Infiniti L.L.C.	DE	GA
Asbury Atlanta Jaguar L.L.C.	DE	GA
Asbury Atlanta K L.L.C.	DE	GA
Asbury Atlanta Lex L.L.C.	DE	GA
Asbury Atlanta Nis II, LLC	DE	GA
Asbury Atlanta Nis L.L.C.	DE	GA
Asbury Atlanta Toy 2 L.L.C.	DE	GA
Asbury Atlanta Toy L.L.C.	DE	GA
Asbury Atlanta VB L.L.C.	DE	GA
Asbury Atlanta VL L.L.C.	DE	GA
Asbury Austin JLR, LLC	DE	TX
Asbury Automotive Arkansas Dealership Holdings L.L.C.	DE	AR, MS
Asbury Automotive Arkansas L.L.C.	DE	AR, MS
Asbury Automotive Atlanta II L.L.C.	DE	GA
Asbury Automotive Atlanta L.L.C.	DE	GA
Asbury Automotive Brandon, L.P.	DE	FL
Asbury Automotive Central Florida, L.L.C.	DE	FL
Asbury Automotive Deland, L.L.C.	DE	FL
Asbury Automotive Fresno L.L.C.	DE
Asbury Automotive Group L.L.C.	DE	CT, FL
Asbury Automotive Jacksonville GP L.L.C.	DE	FL
Asbury Automotive Jacksonville, L.P.	DE	FL
Asbury Automotive Management L.L.C.	DE	GA
Asbury Automotive Mississippi L.L.C.	DE	MS
Asbury Automotive North Carolina Dealership Holdings L.L.C.	DE	NC
Asbury Automotive North Carolina L.L.C.	DE	NC, SC, VA
Asbury Automotive North Carolina Management L.L.C.	DE	NC
Asbury Automotive North Carolina Real Estate Holdings L.L.C.	DE	NC, SC, VA
Asbury Automotive Oregon L.L.C.	DE
Asbury Automotive Southern California L.L.C.	DE

Asbury Automotive St. Louis II L.L.C.	DE	MO
Asbury Automotive St. Louis, L.L.C.	DE	MO
Asbury Automotive Tampa GP L.L.C.	DE	FL
Asbury Automotive Tampa, L.P.	DE	FL
Asbury Automotive Texas L.L.C.	DE	TX
Asbury Automotive Texas Real Estate Holdings L.L.C.	DE	TX
Asbury Automotive West, LLC	DE
Asbury CH MOTORS L.L.C.	DE	FL
Asbury CO CDJR, LLC	DE	CO
Asbury CO SUB, LLC	DE	CO
Asbury Dallas BEN, LLC	DE	TX
Asbury Dallas KAR, LLC	DE	TX
Asbury Dallas MAS, LLC	DE	TX
Asbury Dallas MB, LLC	DE	TX
Asbury Dallas MCL, LLC	DE	TX
Asbury Dallas POR, LLC	DE	TX
Asbury Dallas RR, LLC	DE	TX
Asbury Dallas VOL, LLC	DE	TX
Asbury Deland Hund, LLC	DE	FL
Asbury Deland Imports 2, L.L.C.	DE	FL
Asbury DFW JLR, LLC	DE	TX
Asbury Fort Worth MB, LLC	DE	TX
Asbury Fresno Imports L.L.C.	DE
Asbury Ft. Worth Ford, LLC	DE	TX
Asbury Georgia TOY, LLC	DE	GA
Asbury Grapevine LEX, LLC	DE	TX
Asbury IN CBG, LLC	DE	IN
Asbury IN CDJ, LLC	DE	IN
Asbury In Chev, LLC	DE	IN
Asbury In Ford, LLC	DE	IN
Asbury In Hon, LLC	DE	IN
Asbury IN TOY, LLC	DE	IN
Asbury Indy Chev, LLC	DE	IN
Asbury Jax AC, LLC	DE	FL
Asbury Jax Ford, LLC	DE	FL
Asbury Jax Holdings, L.P.	DE	FL
Asbury Jax Hon L.L.C.	DE	FL
Asbury Jax K L.L.C.	DE	FL
Asbury Jax Management L.L.C.	DE	FL
Asbury Jax VW L.L.C.	DE	FL
Asbury Management Services, LLC	DE	AZ, AR, FL, GA, IN, MS, MO, NC, OH, PA, SC, TN, TX, VA
Asbury MS CHEV L.L.C.	DE	IN, MS
Asbury MS Gray-Daniels L.L.C.	DE	MS
Asbury No Cal Niss L.L.C.	DE
Asbury Plano LEX, LLC	DE	TX

Asbury Sacramento Imports L.L.C.	DE
Asbury SC JPV L.L.C.	DE	SC
Asbury SC Lex L.L.C.	DE	SC
Asbury SC Toy L.L.C.	DE	SC
Asbury So Cal DC L.L.C.	DE
Asbury So Cal Hon L.L.C.	DE
Asbury So Cal Niss L.L.C.	DE
Asbury South Carolina Real Estate Holdings L.L.C.	DE	SC
Asbury St. Louis Cadillac L.L.C.	DE	MO
Asbury St. Louis FSKR, L.L.C.	DE	MO
Asbury St. Louis Lex L.L.C.	DE	MO
Asbury St. Louis LR L.L.C.	DE	MO
Asbury St. Louis M L.L.C.	DE	MO
Asbury Tampa Management L.L.C.	DE	FL
Asbury Texas D FSKR, L.L.C.	DE	TX
Asbury Texas H FSKR, L.L.C.	DE	TX
Asbury TX Auction, LLC	DE	TX
Asbury-Deland Imports, L.L.C.	DE	FL
Atlanta Real Estate Holdings L.L.C.	DE	GA
Avenues Motors, Ltd.	FL
Bayway Financial Services, L.P.	DE	FL
BFP Motors L.L.C.	DE	FL
C & O Properties, Ltd.	FL
Camco Finance II L.L.C.	DE	NC, SC, VA
CFP Motors L.L.C.	DE	FL
CH Motors L.L.C.	DE	FL
CHO Partnership, Ltd.	FL
CK Chevrolet L.L.C.	DE	FL
CK Motors LLC	DE	FL
CN Motors L.L.C.	DE	FL
Coggin Automotive Corp.	FL
Coggin Cars L.L.C.	DE	FL
Coggin Chevrolet L.L.C.	DE	FL
Coggin Management, L.P.	DE	FL
CP-GMC Motors L.L.C.	DE	FL
Crown Acura/Nissan, LLC	NC
Crown CHH L.L.C.	DE	NC
Crown CHO L.L.C.	DE	NC
Crown CHV L.L.C.	DE	NC
Crown FDO L.L.C.	DE	NC
Crown FFO Holdings L.L.C.	DE	NC
Crown FFO L.L.C.	DE	NC
Crown GAC L.L.C.	DE	NC
Crown GBM L.L.C.	DE	NC
Crown GCA L.L.C.	DE	NC
Crown GDO L.L.C.	DE	NC

Crown GHO L.L.C.	DE	NC
Crown GNI L.L.C.	DE	NC
Crown GPG L.L.C.	DE	NC
Crown GVO L.L.C.	DE	NC
Crown Honda, LLC	NC
Crown Motorcar Company L.L.C.	DE	VA
Crown PBM L.L.C.	DE
Crown RIA L.L.C.	DE	VA
Crown RIB L.L.C.	DE	VA
Crown SJC L.L.C.	DE	SC
Crown SNI L.L.C.	DE	SC
CSA Imports L.L.C.	DE	FL
Escude-NN L.L.C.	DE	MS
Escude-NS L.L.C.	DE	MS
Escude-T L.L.C.	DE	MS
Florida Automotive Services L.L.C.	DE	FL
HFP Motors L.L.C.	DE	FL
JC Dealer Systems, LLC	DE	FL
KP Motors L.L.C.	DE	FL
McDavid Austin-Acra L.L.C.	DE	TX
McDavid Frisco-Hon L.L.C.	DE	TX
McDavid Grande L.L.C.	DE	TX
McDavid Houston-Hon, L.L.C.	DE	TX
McDavid Houston-Niss, L.L.C.	DE	TX
McDavid Irving-Hon, L.L.C.	DE	TX
McDavid Outfitters, L.L.C.	DE	TX
McDavid Plano-Acra, L.L.C.	DE	TX
Mid-Atlantic Automotive Services, L.L.C.	DE	NC, SC, VA
Mississippi Automotive Services, L.L.C.	DE	MS
Missouri Automotive Services, L.L.C.	DE	MO
NP FLM L.L.C.	DE	AR
NP MZD L.L.C.	DE	AR
NP VKW L.L.C.	DE	AR
Plano Lincoln-Mercury, Inc.	DE	TX
Precision Computer Services, Inc.	FL
Precision Enterprises Tampa, Inc.	FL
Precision Infiniti, Inc.	FL
Precision Motorcars, Inc.	FL
Precision Nissan, Inc.	FL
Premier NSN L.L.C.	DE	AR
Premier Pon L.L.C.	DE	AR
Prestige Bay L.L.C.	DE	AR
Prestige Toy L.L.C.	DE	AR
Q Automotive Brandon FL, LLC	DE	FL
Q Automotive Cumming GA, LLC	DE	GA
Q Automotive Ft. Myers FL, LLC	DE	FL

Q Automotive Group L.L.C.	DE	FL
Q Automotive Holiday FL, LLC	DE	FL
Q Automotive Jacksonville FL, LLC	DE	FL
Q Automotive Kennesaw GA, LLC	DE	GA
Q Automotive Orlando FL, LLC	DE	FL
Q Automotive Tampa FL, LLC	DE	FL
Southern Atlantic Automotive Services, L.L.C.	DE	GA, SC
Tampa Hund, L.P.	DE	FL
Tampa Kia, L.P.	DE	FL
Tampa LM, L.P.	DE
Tampa Mit, L.P.	DE
Texas Automotive Services, L.L.C.	DE	TX
Thomason Auto Credit Northwest, Inc.	OR
Thomason Dam L.L.C.	DE
Thomason Frd L.L.C.	DE
Thomason Hund L.L.C.	DE
Thomason Pontiac-GMC L.L.C.	DE
WMZ Motors, L.P.	DE
WTY Motors, L.P.	DE	FL